UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2014

Fifth Street Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33901	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Bank Street, 12th Floor

White Plains, NY 10606

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (914) 286-6800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2014, Frank C. Meyer provided notice of his retirement from the Board of Directors (the “Board”) of Fifth Street Finance Corp. and resigned effective as of such date. The Board has determined to not fill the vacancy created by Mr. Meyer’s resignation and to decrease the size of the Board from eight members to seven members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2014	FIFTH STREET FINANCE CORP.

	By:	/s/ David H. Harrison
		Name:	David H. Harrison
		Title:	Chief Compliance Officer